Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2025 (1)

In apartment units

	Same Store	Stabilized Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	340	—	11,774	—	11,774
Dallas, TX	9,755	362	386	10,503	—	10,503
Austin, TX	6,795	384	—	7,179	—	7,179
Charlotte, NC	5,995	352	—	6,347	316	6,663
Orlando, FL	5,907	310	—	6,217	—	6,217
Raleigh/Durham, NC	5,350	306	406	6,062	—	6,062
Tampa, FL	5,416	—	—	5,416	344	5,760
Houston, TX	4,859	316	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	2,968	323	317	3,608	—	3,608
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	352	—	1,470	—	1,470
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Kansas City, MO-KS	1,110	318	—	1,428	—	1,428
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,502	496	—	6,998	—	6,998
Total Multifamily Units	96,568	4,477	1,109	102,154	660	102,814
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2025			Average Effective	As of December 31, 2025
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2025	Completed Units	Total Units, Including Development
Atlanta, GA	$2,239,150	13.1%	95.7%	$1,791	11,774
Dallas, TX	1,651,472	9.7%	95.5%	1,657	10,117
Charlotte, NC	1,282,600	7.5%	95.8%	1,644	6,347
Orlando, FL	1,140,603	6.7%	96.2%	1,976	6,217
Tampa, FL	1,046,946	6.1%	96.3%	2,091	5,416
Austin, TX	988,158	5.8%	95.2%	1,481	7,179
Raleigh/Durham, NC	834,254	4.9%	95.6%	1,521	5,656
Houston, TX	743,352	4.3%	96.1%	1,444	5,175
Phoenix, AZ	606,559	3.5%	95.9%	1,697	3,291
Northern Virginia	587,845	3.4%	95.8%	2,575	1,888
Nashville, TN	579,949	3.4%	95.5%	1,660	4,375
Charleston, SC	452,827	2.6%	96.3%	1,843	3,168
Denver, CO	426,341	2.5%	95.7%	1,970	1,470
Fort Worth, TX	413,684	2.4%	95.8%	1,580	3,687
Jacksonville, FL	334,323	2.0%	95.1%	1,469	3,496
Kansas City, MO-KS	296,528	1.7%	96.1%	1,707	1,428
Richmond, VA	269,652	1.6%	96.3%	1,717	1,732
Fredericksburg, VA	263,244	1.5%	95.5%	1,962	1,435
Greenville, SC	252,642	1.5%	96.3%	1,368	2,354
Savannah, GA	234,588	1.4%	95.6%	1,697	1,837
Birmingham, AL	178,039	1.0%	95.4%	1,440	1,462
San Antonio, TX	175,069	1.0%	95.1%	1,323	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	216,879	1.3%	95.7%	1,314	2,754
Florida	201,354	1.2%	96.3%	1,854	1,806
Alabama	191,602	1.1%	93.2%	1,351	1,648
Virginia	175,433	1.0%	95.7%	1,852	1,039
Kentucky	109,686	0.6%	95.8%	1,318	1,308
Utah	94,565	0.6%	89.8%	1,615	400
Maryland	86,290	0.5%	96.7%	2,375	361
Nevada	77,138	0.5%	96.5%	1,600	721
Stabilized Communities	$16,150,772	94.4%	95.7%	$1,684	101,045
Charlotte, NC	212,448	1.2%	10.2%	1,949	316	541
Tampa, FL	192,360	1.1%	53.5%	2,934	344	495
Phoenix, AZ	182,272	1.1%	85.5%	1,709	317	942
Raleigh/Durham, NC	142,841	0.8%	35.5%	1,781	406	406
Dallas, TX	106,922	0.6%	81.1%	1,713	386	386
Richmond, VA	53,087	0.3%	—	—	—	306
Denver, CO	51,656	0.3%	—	—	—	219
Charleston, SC	24,257	0.2%	—	—	—	336
Lease-up / Development Communities	$965,843	5.6%	48.9%	$2,007	1,769	3,631
Total Multifamily Communities	$17,116,615	100.0%	94.7%	$1,690	102,814	104,676
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of December 31, 2025, the gross investment in real estate for this community was $83.4 million and includes a mortgage note payable of $52.0 million. For the year ended December 31, 2025, this apartment community achieved NOI of $8.7 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of December 31, 2025
	December 31, 2025	December 31, 2024	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$518,521	$518,796	-0.1%	96,568	$15,187,534
Non-Same Store Communities	22,901	22,582		4,477	963,238
Lease-up/Development Communities	6,278	1,998		1,769	965,843
Total Multifamily Portfolio	$547,700	$543,376		102,814	$17,116,615
Commercial Property/Land	7,856	6,456		—	399,839
Total Operating Revenues	$555,556	$549,832		102,814	$17,516,454

Property Operating Expenses
Same Store Communities	$188,692	$187,470	0.7%
Non-Same Store Communities	9,644	10,438
Lease-up/Development Communities	4,326	1,729
Storm Costs	—	2,621
Total Multifamily Portfolio	$202,662	$202,258
Commercial Property/Land	3,074	2,675
Total Property Operating Expenses	$205,736	$204,933

Net Operating Income
Same Store Communities	$329,829	$331,326	-0.5%
Non-Same Store Communities	13,257	12,144
Lease-up/Development Communities	1,952	269
Storm Costs	—	(2,621)
Total Multifamily Portfolio	$345,038	$341,118
Commercial Property/Land	4,782	3,781
Total Net Operating Income	$349,820	$344,899	1.4%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2025	December 31, 2024	Percent Change	December 31, 2025	December 31, 2024	Percent Change
Property Taxes	$68,381	$68,127	0.4%	$266,588	$268,746	(0.8)%
Personnel	41,575	40,334	3.1%	171,123	163,923	4.4%
Utilities	34,796	33,861	2.8%	139,489	134,181	4.0%
Building Repair and Maintenance	22,653	22,547	0.5%	99,574	97,045	2.6%
Office Operations	8,015	8,921	(10.2)%	35,594	34,560	3.0%
Insurance	7,752	8,294	(6.5)%	32,471	32,858	(1.2)%
Marketing	5,520	5,386	2.5%	28,059	26,528	5.8%
Total Property Operating Expenses	$188,692	$187,470	0.7%	$772,898	$757,841	2.0%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Atlanta, GA	11,434	12.0%	95.5%	95.3%	95.3%	94.6%
Dallas, TX	9,755	9.3%	95.5%	95.2%	95.3%	95.3%
Orlando, FL	5,907	7.5%	95.9%	95.6%	95.8%	95.8%
Tampa, FL	5,416	7.1%	95.8%	96.3%	96.0%	96.0%
Charlotte, NC	5,995	6.5%	96.1%	95.9%	95.8%	95.6%
Raleigh/Durham, NC	5,350	5.3%	95.6%	95.7%	95.6%	95.8%
Austin, TX	6,795	5.2%	95.4%	95.2%	95.1%	95.0%
Nashville, TN	4,375	4.8%	95.8%	95.8%	95.6%	95.9%
Charleston, SC	3,168	3.9%	96.2%	95.7%	96.0%	96.1%
Houston, TX	4,859	3.8%	96.0%	95.5%	95.8%	95.5%
Phoenix, AZ	2,968	3.5%	96.1%	95.7%	95.8%	95.3%
Fort Worth, TX	3,687	3.4%	95.6%	95.4%	95.5%	95.3%
Northern Virginia	1,888	3.3%	96.1%	96.2%	96.2%	96.6%
Jacksonville, FL	3,496	2.9%	95.2%	95.7%	95.6%	95.7%
Greenville, SC	2,354	2.1%	96.2%	95.9%	95.9%	95.8%
Richmond, VA	1,732	2.0%	96.1%	96.1%	96.3%	96.4%
Savannah, GA	1,837	2.0%	95.2%	95.9%	95.2%	95.8%
Fredericksburg, VA	1,435	1.9%	96.0%	96.1%	96.5%	96.6%
Denver, CO	1,118	1.4%	95.8%	94.3%	95.4%	95.3%
Birmingham, AL	1,462	1.3%	95.3%	95.5%	95.8%	95.6%
San Antonio, TX	1,504	1.1%	95.3%	95.7%	95.2%	95.6%
Kansas City, MO-KS	1,110	1.1%	96.2%	95.5%	95.6%	95.8%
Memphis, TN	1,193	1.1%	95.8%	94.9%	94.9%	95.8%
Huntsville, AL	1,228	0.9%	92.2%	95.7%	93.4%	95.2%
Other	6,502	6.6%	95.8%	95.3%	95.8%	95.7%
Total Same Store	96,568	100.0%	95.7%	95.6%	95.6%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2025	Q4 2024	% Chg	Q4 2025	Q4 2024	% Chg	Q4 2025	Q4 2024	% Chg	Q4 2025	Q4 2024	% Chg
Atlanta, GA	11,434	$64,566	$64,825	(0.4)%	$25,023	$26,912	(7.0)%	$39,543	$37,913	4.3%	$1,788	$1,798	(0.5)%
Dallas, TX	9,755	51,244	51,148	0.2%	20,757	20,914	(0.8)%	30,487	30,234	0.8%	1,665	1,662	0.2%
Orlando, FL	5,907	36,975	36,912	0.2%	12,203	12,575	(3.0)%	24,772	24,337	1.8%	1,980	1,990	(0.5)%
Tampa, FL	5,416	35,892	35,800	0.3%	12,625	11,885	6.2%	23,267	23,915	(2.7)%	2,091	2,086	0.2%
Charlotte, NC	5,995	31,169	31,299	(0.4)%	9,771	9,316	4.9%	21,398	21,983	(2.7)%	1,639	1,648	(0.6)%
Raleigh/Durham, NC	5,350	26,145	26,409	(1.0)%	8,584	7,750	10.8%	17,561	18,659	(5.9)%	1,515	1,533	(1.2)%
Austin, TX	6,795	33,031	34,291	(3.7)%	15,784	14,657	7.7%	17,247	19,634	(12.2)%	1,497	1,569	(4.6)%
Nashville, TN	4,375	23,125	23,420	(1.3)%	7,446	7,229	3.0%	15,679	16,191	(3.2)%	1,660	1,680	(1.2)%
Charleston, SC	3,168	18,485	18,047	2.4%	5,754	5,571	3.3%	12,731	12,476	2.0%	1,843	1,817	1.4%
Houston, TX	4,859	22,797	22,450	1.5%	10,255	10,453	(1.9)%	12,542	11,997	4.5%	1,454	1,445	0.6%
Phoenix, AZ	2,968	16,066	16,124	(0.4)%	4,387	4,422	(0.8)%	11,679	11,702	(0.2)%	1,691	1,721	(1.7)%
Fort Worth, TX	3,687	19,310	19,189	0.6%	8,173	8,023	1.9%	11,137	11,166	(0.3)%	1,580	1,580	0.0%
Northern Virginia	1,888	15,131	14,770	2.4%	4,410	4,505	(2.1)%	10,721	10,265	4.4%	2,575	2,501	3.0%
Jacksonville, FL	3,496	15,671	15,922	(1.6)%	6,025	5,859	2.8%	9,646	10,063	(4.1)%	1,469	1,493	(1.7)%
Greenville, SC	2,354	10,673	10,370	2.9%	3,631	3,703	(1.9)%	7,042	6,667	5.6%	1,368	1,335	2.5%
Richmond, VA	1,732	9,407	9,025	4.2%	2,813	2,776	1.3%	6,594	6,249	5.5%	1,717	1,672	2.7%
Savannah, GA	1,837	10,051	10,221	(1.7)%	3,577	3,525	1.5%	6,474	6,696	(3.3)%	1,697	1,708	(0.7)%
Fredericksburg, VA	1,435	8,924	8,643	3.3%	2,564	2,513	2.0%	6,360	6,130	3.8%	1,962	1,891	3.8%
Denver, CO	1,118	6,709	6,912	(2.9)%	1,994	2,176	(8.4)%	4,715	4,736	(0.4)%	1,918	1,968	(2.6)%
Birmingham, AL	1,462	6,935	6,836	1.4%	2,689	2,650	1.5%	4,246	4,186	1.4%	1,440	1,406	2.4%
San Antonio, TX	1,504	6,307	6,543	(3.6)%	2,538	2,826	(10.2)%	3,769	3,717	1.4%	1,323	1,363	(2.9)%
Kansas City, MO-KS	1,110	5,936	5,764	3.0%	2,186	2,025	8.0%	3,750	3,739	0.3%	1,679	1,644	2.1%
Memphis, TN	1,193	5,353	5,523	(3.1)%	1,883	1,944	(3.1)%	3,470	3,579	(3.0)%	1,416	1,448	(2.2)%
Huntsville, AL	1,228	5,065	5,339	(5.1)%	1,954	1,752	11.5%	3,111	3,587	(13.3)%	1,263	1,293	(2.4)%
Other	6,502	33,554	33,014	1.6%	11,666	11,509	1.4%	21,888	21,505	1.8%	1,636	1,617	1.2%
Total Same Store	96,568	$518,521	$518,796	(0.1)%	$188,692	$187,470	0.7%	$329,829	$331,326	(0.5)%	$1,687	$1,692	(0.3)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2025	Q3 2025	% Chg	Q4 2025	Q3 2025	% Chg	Q4 2025	Q3 2025	% Chg	Q4 2025	Q3 2025	% Chg
Atlanta, GA	11,434	$64,566	$64,765	(0.3)%	$25,023	$27,030	(7.4)%	$39,543	$37,735	4.8%	$1,788	$1,793	(0.3)%
Dallas, TX	9,755	51,244	51,448	(0.4)%	20,757	23,034	(9.9)%	30,487	28,414	7.3%	1,665	1,665	(0.0)%
Orlando, FL	5,907	36,975	37,044	(0.2)%	12,203	11,553	5.6%	24,772	25,491	(2.8)%	1,980	1,983	(0.2)%
Tampa, FL	5,416	35,892	36,088	(0.5)%	12,625	13,162	(4.1)%	23,267	22,926	1.5%	2,091	2,100	(0.4)%
Charlotte, NC	5,995	31,169	31,337	(0.5)%	9,771	9,901	(1.3)%	21,398	21,436	(0.2)%	1,639	1,649	(0.6)%
Raleigh/Durham, NC	5,350	26,145	26,370	(0.9)%	8,584	8,871	(3.2)%	17,561	17,499	0.4%	1,515	1,524	(0.5)%
Austin, TX	6,795	33,031	33,575	(1.6)%	15,784	17,038	(7.4)%	17,247	16,537	4.3%	1,497	1,521	(1.6)%
Nashville, TN	4,375	23,125	23,164	(0.2)%	7,446	8,132	(8.4)%	15,679	15,032	4.3%	1,660	1,667	(0.4)%
Charleston, SC	3,168	18,485	18,418	0.4%	5,754	6,182	(6.9)%	12,731	12,236	4.0%	1,843	1,840	0.2%
Houston, TX	4,859	22,797	22,841	(0.2)%	10,255	9,861	4.0%	12,542	12,980	(3.4)%	1,454	1,454	0.0%
Phoenix, AZ	2,968	16,066	16,190	(0.8)%	4,387	4,857	(9.7)%	11,679	11,333	3.1%	1,691	1,697	(0.4)%
Fort Worth, TX	3,687	19,310	19,378	(0.4)%	8,173	8,325	(1.8)%	11,137	11,053	0.8%	1,580	1,580	0.0%
Northern Virginia	1,888	15,131	15,109	0.1%	4,410	4,698	(6.1)%	10,721	10,411	3.0%	2,575	2,573	0.1%
Jacksonville, FL	3,496	15,671	15,751	(0.5)%	6,025	6,034	(0.1)%	9,646	9,717	(0.7)%	1,469	1,476	(0.5)%
Greenville, SC	2,354	10,673	10,621	0.5%	3,631	4,105	(11.5)%	7,042	6,516	8.1%	1,368	1,367	0.1%
Richmond, VA	1,732	9,407	9,352	0.6%	2,813	2,869	(2.0)%	6,594	6,483	1.7%	1,717	1,708	0.5%
Savannah, GA	1,837	10,051	10,169	(1.2)%	3,577	3,932	(9.0)%	6,474	6,237	3.8%	1,697	1,713	(1.0)%
Fredericksburg, VA	1,435	8,924	8,962	(0.4)%	2,564	2,574	(0.4)%	6,360	6,388	(0.4)%	1,962	1,963	(0.0)%
Denver, CO	1,118	6,709	6,886	(2.6)%	1,994	2,353	(15.3)%	4,715	4,533	4.0%	1,918	1,936	(0.9)%
Birmingham, AL	1,462	6,935	6,957	(0.3)%	2,689	2,802	(4.0)%	4,246	4,155	2.2%	1,440	1,438	0.1%
San Antonio, TX	1,504	6,307	6,441	(2.1)%	2,538	2,698	(5.9)%	3,769	3,743	0.7%	1,323	1,338	(1.1)%
Kansas City, MO-KS	1,110	5,936	5,934	0.0%	2,186	2,190	(0.2)%	3,750	3,744	0.2%	1,679	1,689	(0.6)%
Memphis, TN	1,193	5,353	5,364	(0.2)%	1,883	2,144	(12.2)%	3,470	3,220	7.8%	1,416	1,423	(0.5)%
Huntsville, AL	1,228	5,065	5,087	(0.4)%	1,954	2,083	(6.2)%	3,111	3,004	3.6%	1,263	1,274	(0.8)%
Other	6,502	33,554	33,609	(0.2)%	11,666	12,401	(5.9)%	21,888	21,208	3.2%	1,636	1,634	0.1%
Total Same Store	96,568	$518,521	$520,860	(0.4)%	$188,692	$198,829	(5.1)%	$329,829	$322,031	2.4%	$1,687	$1,693	(0.3)%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2025 AND 2024

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2025	Q4 2024	% Chg	Q4 2025	Q4 2024	% Chg	Q4 2025	Q4 2024	% Chg	Q4 2025	Q4 2024	% Chg
Atlanta, GA	11,434	$258,343	$260,040	(0.7)%	$101,939	$104,908	(2.8)%	$156,404	$155,132	0.8%	$1,791	$1,819	(1.6)%
Dallas, TX	9,755	204,807	205,360	(0.3)%	86,001	84,968	1.2%	118,806	120,392	(1.3)%	1,662	1,670	(0.5)%
Orlando, FL	5,907	147,837	148,712	(0.6)%	50,683	51,222	(1.1)%	97,154	97,490	(0.3)%	1,983	1,999	(0.8)%
Tampa, FL	5,416	143,954	143,037	0.6%	51,390	48,702	5.5%	92,564	94,335	(1.9)%	2,093	2,093	0.0%
Charlotte, NC	5,995	125,082	125,419	(0.3)%	39,459	37,892	4.1%	85,623	87,527	(2.2)%	1,645	1,654	(0.6)%
Raleigh/Durham, NC	5,350	105,233	106,359	(1.1)%	35,160	34,186	2.8%	70,073	72,173	(2.9)%	1,524	1,540	(1.0)%
Austin, TX	6,795	134,310	139,397	(3.6)%	63,850	61,594	3.7%	70,460	77,803	(9.4)%	1,532	1,603	(4.4)%
Nashville, TN	4,375	92,892	94,218	(1.4)%	31,283	30,756	1.7%	61,609	63,462	(2.9)%	1,669	1,691	(1.3)%
Charleston, SC	3,168	73,250	72,141	1.5%	24,075	23,028	4.5%	49,175	49,113	0.1%	1,831	1,801	1.7%
Houston, TX	4,859	90,859	89,590	1.4%	40,820	38,680	5.5%	50,039	50,910	(1.7)%	1,450	1,443	0.5%
Phoenix, AZ	2,968	64,432	64,830	(0.6)%	18,074	18,099	(0.1)%	46,358	46,731	(0.8)%	1,702	1,734	(1.8)%
Fort Worth, TX	3,687	77,352	76,689	0.9%	31,341	29,946	4.7%	46,011	46,743	(1.6)%	1,579	1,579	0.0%
Northern Virginia	1,888	60,081	57,859	3.8%	18,208	17,916	1.6%	41,873	39,943	4.8%	2,550	2,445	4.3%
Jacksonville, FL	3,496	63,245	64,832	(2.4)%	24,562	23,592	4.1%	38,683	41,240	(6.2)%	1,478	1,514	(2.4)%
Greenville, SC	2,354	42,260	41,371	2.1%	15,672	15,193	3.2%	26,588	26,178	1.6%	1,356	1,331	1.8%
Richmond, VA	1,732	36,940	36,214	2.0%	11,390	11,314	0.7%	25,550	24,900	2.6%	1,698	1,659	2.4%
Savannah, GA	1,837	40,470	40,469	0.0%	15,058	14,831	1.5%	25,412	25,638	(0.9)%	1,707	1,706	0.1%
Fredericksburg, VA	1,435	35,706	34,212	4.4%	10,184	9,945	2.4%	25,522	24,267	5.2%	1,944	1,850	5.1%
Denver, CO	1,118	27,417	28,132	(2.5)%	8,577	8,732	(1.8)%	18,840	19,400	(2.9)%	1,939	1,974	(1.8)%
Birmingham, AL	1,462	27,695	27,151	2.0%	11,007	10,856	1.4%	16,688	16,295	2.4%	1,426	1,403	1.6%
San Antonio, TX	1,504	25,730	26,354	(2.4)%	10,641	11,299	(5.8)%	15,089	15,055	0.2%	1,340	1,373	(2.4)%
Kansas City, MO-KS	1,110	23,477	22,743	3.2%	8,607	8,161	5.5%	14,870	14,582	2.0%	1,670	1,614	3.5%
Memphis, TN	1,193	21,521	22,143	(2.8)%	7,931	7,901	0.4%	13,590	14,242	(4.6)%	1,426	1,441	(1.0)%
Huntsville, AL	1,228	20,685	21,371	(3.2)%	7,905	7,594	4.1%	12,780	13,777	(7.2)%	1,276	1,307	(2.4)%
Other	6,502	133,584	131,384	1.7%	49,081	46,526	5.5%	84,503	84,858	(0.4)%	1,627	1,604	1.5%
Total Same Store	96,568	$2,077,162	$2,080,027	(0.1)%	$772,898	$757,841	2.0%	$1,304,264	$1,322,186	(1.4)%	$1,690	$1,698	(0.5)%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of			Development Costs as of
		December 31, 2025			December 31, 2025					Expected
					Expected	Costs		Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date		Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Breakwater	Tampa, FL	495	344	297	$197,500	$192,360		$5,140	4Q22	1Q25	1Q26	1Q27
Modera Liberty Row (2)	Charlotte, NC	239	228	75	112,000	111,567	(4)	433	1Q22	3Q25	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	88	2	101,500	87,111		14,389	2Q24	4Q25	3Q26	3Q27
Modera Chandler (3)	Phoenix, AZ	345	—	—	117,500	75,791		41,709	2Q24	2Q26	4Q26	4Q27
MAA Milepost 35 II	Denver, CO	219	—	—	78,000	51,656		26,344	4Q24	2Q26	4Q26	4Q27
MAA Rove	Richmond, VA	306	—	—	99,500	53,087		46,413	3Q24	1Q27	3Q27	1Q28
MAA Point Hope (3)	Charleston, SC	336	—	—	91,000	24,257		66,743	2Q25	1Q27	1Q28	3Q28
MAA One Scottsdale	Phoenix, AZ	280	—	—	135,000	29,783		105,217	4Q25	1Q28	3Q28	2Q29
Total Active		2,522	660	374	$932,000	$625,612		$306,388
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
In July 2024, MAA agreed to finance the third party development of this property currently under construction. MAA has the option to purchase the development once it is stabilized.
(3)
MAA owns 95% of the joint venture that owns this property.
(4)
Represents the cost to MAA, net of the $9.6 million non-equity contribution from the third party developer.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of December 31, 2025
	Location	Total Units	Physical Occupancy	Costs to Date	Construction Completed	Expected Stabilization (1)
Novel Val Vista (2)	Phoenix, AZ	317	85.5%	$76,698	4Q24	2Q26
MAA Cathedral Arts	Dallas, TX	386	81.1%	106,922	(3)	2Q26
MAA Nixie	Raleigh/Durham, NC	406	35.5%	142,841	3Q25	3Q26
Total		1,109	65.7%	$326,461
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Year ended December 31, 2025
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	5,995	$36,447	$6,080	$95	6.9%	9,000 - 12,000

During the fourth quarter of 2025, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $7.8 million on its WiFi Retrofit program and $12.1 million on its Property Repositioning program during the year ended December 31, 2025.

Supplemental Data S-8

2025 ACQUISITION ACTIVITY AS OF DECEMBER 31, 2025

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA ONE28	Kansas City, MO-KS	318	Aug-25

Land Acquisitions	Market	Closing Date
MAA Point Hope (1)	Charleston, SC	Jun-25
MAA ONE28 II	Kansas City, MO-KS	Oct-25
MAA One Scottsdale	Phoenix, AZ	Oct-25
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in the second quarter of 2025. See “Multifamily Development Pipeline” above for additional information.

2025 DISPOSITION ACTIVITY AS OF DECEMBER 31, 2025

Multifamily Dispositions	Market	Apartment Units	Closing Date
Fairways	Columbia, SC	240	Mar-25
TPC Columbia	Columbia, SC	336	Mar-25

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2025

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,729,372	87.5%	3.8%	7.3
Floating rate debt	676,000	12.5%	3.9%	0.1
Total	$5,405,372	100.0%	3.8%	6.4

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$5,044,979	93.3%	3.8%	5.2
Secured debt	360,393	6.7%	4.4%	23.1
Total	$5,405,372	100.0%	3.8%	6.4

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q4 2025 NOI	Percent of Total
Unencumbered gross assets	$17,135,380	95.6%	$335,564	95.9%
Encumbered gross assets	786,533	4.4%	14,256	4.1%
Total	$17,921,913	100.0%	$349,820	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2026	$299,516	1.2%
2027	598,907	3.7%
2028	398,519	4.2%
2029	554,833	3.7%
2030	298,573	3.1%
2031	446,959	1.8%
2032	395,428	5.4%
2033	393,928	4.8%
2034	344,477	5.1%
2035	344,342	5.1%
Thereafter	653,890	3.8%
Total	$4,729,372	3.8%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2025 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2026	$676,000	$299,516	$—	$975,516
2027	—	598,907	—	598,907
2028	—	398,519	—	398,519
2029	—	554,833	—	554,833
2030	—	298,573	—	298,573
2031	—	446,959	—	446,959
2032	—	395,428	—	395,428
2033	—	393,928	—	393,928
2034	—	344,477	—	344,477
2035	—	344,342	—	344,342
Thereafter	—	293,497	360,393	653,890
Total	$676,000	$4,368,979	$360,393	$5,405,372
(1)
The $676.0 million maturing in 2026 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of December 31, 2025. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $750.0 million. For the three months ended December 31, 2025, average daily borrowings outstanding under the commercial paper program were $531.8 million.
(2)
There were no borrowings outstanding under MAALP’s $1.5 billion unsecured revolving credit facility as of December 31, 2025. The facility has a maturity date of January 2030 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	30.2%	Yes
Total secured debt to adjusted total assets	40% or less	2.0%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.1x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	330.5%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	23.1%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.5x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	22.4%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2026 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2026
Earnings:	Range	Midpoint
Earnings per common share - diluted	$4.11 to $4.47	$4.29
Core FFO per Share - diluted	$8.35 to $8.71	$8.53
Core AFFO per Share - diluted	$7.32 to $7.68	$7.50

MAA Same Store Portfolio:
Number of units	96,561	96,561
Average physical occupancy	95.30% to 95.90%	95.60%
Property revenue growth	-0.20% to 1.30%	0.55%
Effective rent growth	-0.15% to 0.85%	0.35%
Property operating expense growth	1.90% to 3.40%	2.65%
NOI growth	-1.70% to 0.30%	-0.70%
Real estate tax expense growth	1.25% to 3.25%	2.25%

Corporate Expenses: ($ in millions)
Property management expenses	$77.5 to $79.5	$78.5
General and administrative expenses	$56.5 to $58.5	$57.5
Total overhead	$134.0 to $138.0	$136.0

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$200.0 to $300.0	$250.0
Multifamily disposition volume	$200.0 to $300.0	$250.0
Development investment	$350.0 to $450.0	$400.0

Debt:
Average effective interest rate	3.6% to 3.8%	3.7%
Capitalized interest ($ in millions)	$18.0 to $20.0	$19.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.75 to 120.05 million	119.90 million

2025 SAME STORE COMPONENTS OF NET OPERATING INCOME RECAST FOR 2026 SAME STORE PORTFOLIO

	Q4 2025	Full Year 2025
Same Store Revenues Recast for 2026 Same Store Portfolio	$518,640	$2,077,526
Same Store Expenses Recast for 2026 Same Store Portfolio	188,984	773,572
Same Store NOI Recast for 2026 Same Store Portfolio	$329,656	$1,303,954

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2026 GUIDANCE

	Full Year 2026 Guidance Range
	Low	High
Earnings per common share - diluted	$4.11	$4.47
Real estate depreciation and amortization	5.38	5.38
Gains on sale of depreciable assets	(1.19)	(1.19)
FFO per Share - diluted	8.30	8.66
Non-Core FFO items (1)	0.05	0.05
Core FFO per Share - diluted	8.35	8.71
Recurring capital expenditures	(1.03)	(1.03)
Core AFFO per Share - diluted	$7.32	$7.68
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2026	Q2 2026	Q3 2026	Q4 2026
Earnings release & conference call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Declaration date	12/10/2024	3/18/2025	5/21/2025	9/23/2025	12/10/2025
Record date	1/15/2025	4/15/2025	7/15/2025	10/15/2025	1/15/2026
Payment date	1/31/2025	4/30/2025	7/31/2025	10/31/2025	1/30/2026
Distributions per share	$1.5150	$1.5150	$1.5150	$1.5150	$1.5300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12